Exhibit 10.1
1,073,299 Shares
RXi Pharmaceuticals Corporation
Common Stock, par value $0.0001 per share
PLACEMENT AGENCY AGREEMENT
June 24, 2008
Jefferies & Company, Inc.
Natixis Bleichroeder Inc.
Broadpoint Securities Group, Inc.
Griffin Securities, Inc.
     c/o Jefferies & Company, Inc.
520 Madison Avenue, 12th Floor
New York, New York 10022
Ladies and Gentlemen:
     Introductory. RXi Pharmaceuticals Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to certain purchasers (collectively, the “Purchasers”) up to an aggregate of 1,073,299 shares of its common stock, par value $0.0001 per share (the “Common Stock”), which are referred to herein as the “Securities.” The Securities will be offered and sold to the Purchasers in a private placement (the “Placement”) without being registered under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (collectively, the “Securities Act”), in reliance upon Section 4(2) (“Section 4(2)”) thereof and/or Regulation D (“Regulation D”) thereunder. The Company hereby confirms that Jefferies & Company, Inc. (“Jefferies” or the “Representative”), Natixis Bleichroeder Inc. (“Natixis”), Broadpoint Securities Group, Inc. (“Broadpoint”) and Griffin Securities, Inc. (“Griffin”) have agreed to act as Placement Agents (each of Jefferies, Natixis, Broadpoint and Griffin, a “Placement Agent” and, collectively, the “Placement Agents”) in connection with the Placement, subject to the terms, conditions and other provisions of this Agreement.
     The Securities are to be sold to the Purchasers pursuant to several Securities Purchase Agreements (collectively, the “Securities Purchase Agreement”, in the form attached hereto as Exhibit A), and sometimes referred to herein as, the “Purchase Agreements”, to be entered into by the Company and each of the Purchasers.
     Holders of the Securities will be entitled to the benefits of those certain resale registration rights set forth in the Securities Purchase Agreement (the “Resale Registration Rights”) to be entered into between the Company and each of the Purchasers pursuant to which the Company will agree, among other things, to file with the Commission a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Resale Registration Statement”) covering the resale of the Securities, and to use its reasonable best efforts to cause the Resale Registration

Statement to be declared effective within the time periods specified in the Securities Purchase Agreement.
     This Agreement and the Securities Purchase Agreement, which contains the Resale Registration Rights, are referred to herein collectively as the “Transaction Documents”, and the transactions contemplated hereby and thereby are referred to herein collectively as the “Transactions.”
     The Company has prepared a management presentation dated May 2008 (the “Management Presentation”) to be used in connection with the Placement. The information in the Management Presentation is based upon the Company’s public filings, including reports filed or furnished by the Company under the Securities Exchange Act of 1934, as amended (the “Public Filings”), and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”). The Management Presentation and the Public Filings, shall collectively be hereinafter referred to as the “Disclosure Package.”
     The Company hereby confirms its agreement with the Placement Agents as follows:
     Section 1. Representations, Warranties and Agreements of the Company and the Placement Agents.
     A. Representations, Warranties and Agreements of the Company. In addition to the other representations, warranties and agreements contained in this Agreement and Sections 3 and 4 of the Securities Purchase Agreement, which are incorporated herein by reference and upon which each of the Placement Agents may rely as a third-party beneficiary thereof, the Company hereby represents, warrants and agrees with, the Placement Agents as follows:
          (a) No Material Misstatement or Omission. As of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), the Public Filings by the Company complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder. None of the Management Presentation or the Public Filings, as of their respective dates, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (b) Placement Materials. The Company has delivered to the Placement Agents copies of the Management Presentation in such quantities and at such places as the Placement Agents have reasonably requested or will reasonably request. The Company has not distributed and will not distribute, prior to the Closing Date, any materials in connection with the Placement other than the Management Presentation, its Public Filings and drafts or definitive versions of the Transaction Documents.
          (c) The Transaction Documents. The Company has all necessary power and authority to execute and deliver the Transaction Documents and to perform and carry out its obligations hereunder and thereunder; each of the Transaction Documents has been duly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.
          (d) Independent Accountants. BDO Seidman, LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) included or incorporated by reference in the Public Filings, are (i) independent public or certified public accountants as required by the Exchange Act, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X and (iii) a registered public accounting firm as defined by the Public Company Accounting Oversight Board.
          (e) Financial Projections. The statements (including the assumptions described therein) included in the Management Presentation (i) are and will be within the coverage of Rule 175(b) under the Securities Act to the extent such data constitute forward looking statements as defined in Rule 175(c) and (ii) were and will be made by the Company with a reasonable basis and reflect the Company’s good faith estimate of the matters described therein.
          (f) Stock Exchange Listing. The Company shall cause the shares of Common Stock to be listed on the NASDAQ Capital Market prior to the effectiveness of the Resale Registration Statement and shall use its best efforts to maintain the continued listing of such shares of Common Stock.
          (g) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. The Company’s execution, delivery and performance of this Agreement, and each of the Transaction Documents, do not, and will not, (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) (a “Default”) under or result in the creation or imposition of any security interest, mortgage, pledge, lien, charge, encumbrance or adverse claim upon any property or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, indenture, mortgage, loan or credit facility, note, contract, franchise, lease, debt or other instrument or other understanding to which the Company is a party or by which any property or asset of the Company is bound, or affected (each, an “Existing Instrument”) or require the consent of any other party to any Existing Instrument or other third party, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Change (defined as: any development that could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, any such change is called a “Material Adverse Change”), or (iii) result in a violation of any law, rule, administrative regulation, order, judgment, injunction, administrative or court decree or other restriction of any court or governmental authority to which the Company is subject, or by which any property or asset of the Company is bound or affected, except to the extent that such violation would not, individually or in the aggregate, result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement.
          (h) No Price Stabilization or Manipulation; Compliance with Regulation M, etc. The Company has not taken, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any of the Securities or any other “reference security” (as defined in Rule 100 of Regulation M under the 1934 Act (“Regulation M”)), whether to facilitate the sale or resale of any of the Securities or otherwise, and has taken no action which would directly or indirectly violate Regulation M or facilitate any short-selling of the Securities offered or the underlying securities by Purchasers.
          (i) Brokers. Except for the Placement Agents, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of the Placement or the transactions contemplated thereby.
          (j) No Registration Required Under the Securities Act. Assuming the accuracy of the representations and warranties of the Purchasers contained in the Purchase Agreements and the compliance of such parties with the agreements set forth herein and therein, it is not necessary, in connection with the issuance and sale of the Securities under the Transaction Documents, in the manner contemplated by the Transaction Documents, to register the Securities under the Securities Act.
          (k) QIBs and Accredited Investors. The Company will not offer or sell any of the Securities to any person whom it reasonably believes is not (i) a “qualified institutional buyer” as defined in Rule 144A (“QIBs”) or (ii) an institutional “accredited investor” (as defined in clauses (1), (2), (3) and (7) of Rule 501(a) of Regulation D).
          (l) Purchasers; Compliance With Rule 502(d). The Company will exercise reasonable care to assure that the Purchasers are not “underwriters” within the meaning of Section 2(a)(11) of the Securities Act and, without limiting the foregoing, that such purchases will comply with Rule 502(d) under the Securities Act.
          (m) No General Solicitation. Neither the Company nor any of its Affiliates have engaged, and will engage, directly or indirectly in any form of “general solicitation” or “general advertising” in connection with the offering of the Securities (as those terms are used in Regulation D) under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2); and the Company has not entered, and will not enter, into any arrangement or agreement with respect to the distribution of the Securities, except for the Transaction Documents, and the Company agrees not to enter into any such arrangement or agreement.
          (n) No Integration. Neither the Company nor any of its affiliates has directly or indirectly sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any “security” (as defined in the Securities Act) that is, or would be, integrated with the sale of any of the Securities in a manner that would require the registration under the Securities Act of any of the Securities.

          (o) No Directed Selling Efforts. None of the Company, its affiliates nor any person acting on its or their behalf (other than the Placement Agents in connection with this Agreement) has engaged or will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities and each of the Company, its affiliates and any person acting on its or their behalf (other than the Placement Agents in connection with this Agreement) has complied and will comply with the offering restrictions requirement of Regulation S.
          (p) No Offer and Sale Within Six Months. The Company has not sold or issued any security of the same or similar class or series as any of the Securities or any security convertible into, or exercisable for, shares of Common Stock during the six-month period preceding the earlier of the date of the Purchase Agreements and the Closing Date, including any sales pursuant to Rule 144A or Regulation D (other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee or director compensation plans or pursuant to outstanding options, rights or warrants), and has no intention of making, an offer or sale of such securities, for a period of six months after the date of the Purchase Agreements, except for (i) the offering of Securities as contemplated by the Transaction Documents and (ii) any offer or sale of securities that would not be integrated with the sale of any of the Securities in a manner that would require the registration under the Securities Act of the sale by the Company of the Securities, provided that any such offering and sale of securities (other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee or director compensation plans or pursuant to outstanding options, rights or warrants) made within six months of the date hereof shall be accompanied by an opinion addressed to or that may be relied upon by the Placement Agents, and provided further, that in no event shall the Company offer or sell any securities prior to the expiration of the Lock-up Period set forth in Section 3(h) herein, except as otherwise permitted by Section 3(h). As used in this paragraph, the terms “offer” and “sale” have the meanings specified in Section 2(a)(3) of the Securities Act.
     The Company acknowledges that each of the Placement Agents and, for purposes of the opinion to be delivered pursuant to Section 4 hereof, counsel to the Company, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.
     B. Representations, Warranties and Agreements of the Placement Agent. Each of the Placement Agents, severally and not jointly, hereby represents, warrants and covenants to, and agrees with, the Company as follows:
          (a) No General Solicitation. Such Placement Agent will not solicit offers for the Company for the Securities by means of any form of general solicitation or general advertising in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2).
          (b) Limitation on Offerees. Such Placement Agent will solicit offers for the Company for the Securities only from persons whom it reasonably believes to be (i) a QIB or (ii) an institutional “accredited investor.”
     Section 2. Engagement of Placement Agents; Fees; Expenses.

          (a) Engagement of Placement Agents. The Company agrees that it has engaged Jefferies, Natixis, Broadpoint and Griffin as the Placement Agents, and the Company hereby authorizes the Placement Agents as its exclusive agents to act as such in connection with the Placement. On the basis of the representations, warranties and agreements of the Company contained in this Agreement and subject to, and in accordance with, the terms, conditions and other provisions hereof, each of Jefferies, Natixis, Broadpoint and Griffin agrees to act as Placement Agent to place the Securities as contemplated by this Agreement. The Company acknowledges that the Placement Agents’ engagement hereunder does not constitute any firm commitment or undertaking, express or implied, on the part of any Placement Agent to purchase or place any of the Securities and does not constitute any representation, warranty or agreement that any financing will be available to the Company.
          (b) Placement Agents’ Fees and Expenses. As compensation for the Placement Agents’ services hereunder, the Company hereby agrees to pay the Representative, on behalf of the Placement Agents, on the closing date of the Placement (the “Closing Date”) the fee or gross spread, as applicable, in an amount equal to six percent (6%) of the aggregate gross proceeds to the Company from the placement of the Securities. In addition to any fees that may be paid to the Placement Agents hereunder, whether or not any Transaction occurs or this Agreement is otherwise terminated, the Company will reimburse the Placement Agents, promptly upon receipt of an invoice therefor, for all out-of-pocket expenses (including reasonable fees and expenses of Placement Agents’ counsel, and the reasonable fees and expenses of any other independent experts retained by the Placement Agents) incurred by the Placement Agents in connection with the Transactions and the Engagement Letter (defined below), in an amount not to exceed $50,000 (other than the fees and expenses of Placement Agents’ counsel) without the Company’s consent (not to be unreasonably withheld).
          (c) Placement Agents as Independent Contractor. The Company hereby acknowledges that, in connection with the Transactions, (i) the Placement, including the determination of the offering price of the Securities and any related discounts, commissions and fees, shall be an arm’s-length commercial transaction between the Company and the Purchasers, (ii) each Placement Agent will be acting as an independent contractor and will not be the agent or fiduciary of the Company or its stockholders, creditors, employees, the Purchasers or any other party, (iii) no Placement Agent shall assume an advisory or fiduciary responsibility in favor of the Company (irrespective of whether such Placement Agent has advised or is currently advising the Company on other matters) and no Placement Agent shall have an obligation to the Company with respect to the Transactions except as may be set forth expressly herein, (iv) any Placement Agent and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and (v) no Placement Agent shall provide any legal, accounting, regulatory or tax advice with respect to the Transactions and the Company shall consult its own legal, accounting, regulatory and tax advisors to the extent it deems appropriate.
          (d) Company Responsible for the Disclosure Package. The Company is and will be solely responsible for the contents of the Disclosure Package and any and all other written or oral communications provided to any actual or prospective purchaser of the Securities with the approval of the Company; and the Company recognizes that the Placement Agents, in acting pursuant to this Agreement, will be using information provided by the Company and its agents and representatives and no Placement Agent assumes responsibility for, and each may rely, without independent verification, on the accuracy and completeness of any such information.
          (e) Notification of Potential Purchasers. In order to allow proper coordination of the proposed Placement, during the term of this engagement, the Company will promptly notify the Representative of any potential purchasers known to the Company to be interested in purchasing any of the Securities, and the Company will keep the Representative fully and promptly informed of the status of any discussions or negotiations between the Company and any such potential purchasers.
          (f) Confidentiality. The Company agrees that any information or advice rendered by any Placement Agent or any of its representatives in connection with this engagement is for the confidential use of the Company only and the Company will not, and will not permit any third party to, disclose or otherwise refer to such advice or information, or to the Placement Agents, in any manner without such Placement Agent’s prior written consent.
     Section 3. Additional Covenants and Agreements of the Company. The Company further covenants and agrees with the Placement Agents as follows:
          (a) Representative’s Review of Proposed Amendments and Supplements. During the period beginning on the date hereof and ending on the Closing Date, prior to amending or supplementing the Disclosure Package (including any amendment or supplement of any Public Filing that is incorporated or deemed incorporated by reference therein), the Company shall furnish to the Representative for review a copy of each such proposed amendment or supplement prior to its distribution or filing.
          (b) Amendments and Supplements to the Disclosure Package. If, prior to the Closing Date, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the information or documents, or other information or documents incorporated or deemed incorporated by reference, in the Disclosure Package (including any amendment or supplement of any Public Filing that is incorporated or deemed incorporated by reference therein) in order to make the statements therein, in the light of the circumstances when the Management Presentation or any other document contained or incorporated or deemed incorporated by reference in the Disclosure Package is delivered to a Purchaser, not misleading, or if it is otherwise necessary to amend or supplement any portion of the Disclosure Package to comply with law, the Company agrees to promptly prepare and furnish at its own expense to the Placement Agents, amendments or supplements to the Disclosure Package so that the statements therein as so amended or supplemented will not, in the light of the circumstances when the Disclosure Package is delivered to a Purchaser, be misleading or so that the Disclosure Package, as amended or supplemented, will comply with law. Neither a Placement Agent’s consent to, or delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under this Section 3(b).
          (c) Copies of any Amendments and Supplements to the Disclosure Package. The Company agrees to furnish the Representative and counsel to the Representative, without charge, as soon as available, as many copies of any amendments and supplements to the Disclosure

Package (including any documents incorporated or deemed incorporated by reference therein) as the Representative or its counsel may request.
          (d) Marketing. The Company shall participate, and cause its officers and representatives to participate, in the Placement as reasonably requested by the Representative, including in the marketing of the Securities and meeting with prospective purchasers of any of the Securities, and afford prospective purchasers the opportunity to conduct customary due diligence and make inquiries relevant to their investment decisions regarding the Securities.
          (e) Blue Sky Compliance. The Company shall cooperate with the Placement Agents and counsel for the Placement Agents to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Placement Agents, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Placement Agents promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.
          (f) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner to be described under the caption “Use of Proceeds” in the Purchase Agreements.
          (g) Transfer Agent. The Company shall maintain, at its expense, a registrar and transfer agent for the Securities.
          (h) Agreement Not to Offer or Sell Additional Shares; Lock-Up Agreements for Directors and Officers; Enforcement of Existing Lock-p Agreements.
          (i) During the period commencing on the date hereof and ending on the 45th day following the date of the Final Prospectus relating to the registration of the sale of the Securities (the “Lock-up Period”), the Company will not, without the prior written consent of the Placement Agents (which consent may be withheld at the sole discretion of the Representative), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock or securities exchangeable or exerciseable for or convertible into shares of Common Stock; provided, however, that the Company may issue shares of its Common Stock, options to purchase its shares of Common Stock or shares of Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Public Filings, other than (i) the registration of the Registrable Securities (as defined in the Securities Purchase Agreement), (ii) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in all reports filed by the Company under the Exchange Act prior to the date hereof, (iii) the issuance of equity incentives to employees pursuant to an equity incentive plan, (iv) issuances of shares of Common Stock or any securities convertible into or exercisable for Common Stock in connection with a strategic licensing arrangement, corporate partnering transaction or similar collaboration; (v) agreements to issue shares of Common Stock or any securities convertible into or exercisable for Common Stock, and the issuance of shares of Common Stock, in connection with an acquisition, by merger or consolidation with, or by purchase of all or a substantial portion of the assets of, or by any other manner, of any business or corporation, partnership, association or other business organization or division thereof; (vi) any registration of securities on Form S-4 or S-8 or similar forms and (vii) any post-effective amendments to registration statements effective as of the Effective Date.
          (ii) On or prior to the date hereof, the Company shall have furnished to the Placement Agents (A) an agreement in the form of Exhibit B-1 hereto from each director and officer and (B) an agreement in the form of Exhibit B-2 hereto from CytRx Corporation, and such agreements shall be in full force and effect on the Closing Date.
          (i) Existing Lock-Up Agreement. The Company will enforce all existing agreements between the Company and any of its security holders that prohibit the sale, transfer, assignment, pledge or hypothecation of any of the Company’s securities in connection with the Placement. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such existing “lock-up” agreements for the duration of the periods contemplated in such agreements.
          (j) Investment Limitation. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company to register as an investment company under the Investment Company Act.
          (k) No Stabilization or Manipulation. The Company will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Securities or any other reference security, whether to facilitate the sale or resale of the Securities or otherwise.
          (l) Press Release. Prior to the earlier of the Closing Date or the termination of this Agreement, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine communications and presentations in the ordinary course of business and consistent with the past practices of the Company and of which the Placement Agents are notified), without the prior written consent of the Representative, unless in the judgment of the Company and its counsel, and after notification to the Placement Agents, such press release or communication is required by law.
     Section 4. Conditions of the Placement Agents’ Obligations. The respective obligations of the several Placement Agents as provided herein shall be subject to the accuracy of the representations, warranties and agreements of the Company set forth herein as of the date hereof and as of the Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following conditions:
          (a) No Material Adverse Change. For the period from and after the date of this Agreement and prior to the Closing Date, in the judgment of the Representative, there shall have not occurred any Material Adverse Change.
          (b) Opinions of Counsel for the Company. On the Closing Date, the Placement Agents shall have received the opinion of counsel to the Company, dated as of such Closing Date, substantially in the form attached as Exhibit C. The opinion required herein may be that opinion provided to the Purchasers by counsel to the Company pursuant to the Securities Purchase Agreement, provided such opinion is addressed to the Placement Agents and substantially covers the subject matter set forth in Exhibit C hereto.
          (c) Officers’ Certificate. On the Closing Date, the Placement Agents shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of the Closing Date, to the effect that:
          (i) for the period from and after the date of this Agreement and prior to the Closing Date, there has not occurred any Material Adverse Change;
          (ii) the representations, warranties and covenants of the Company set forth in Section 1(A) of this Agreement and incorporated herein by reference from the Securities Purchase Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and
          (iii) the Company has performed, satisfied and complied with all the covenants, agreements and conditions required hereunder at or prior to such Closing Date.
          (d) The Placement Agents shall not have discovered and disclosed to the Company prior to or on the Closing Date that the Disclosure Package, in the opinion of counsel to the Placement Agents, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (e) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Transaction Documents and Securities and all other legal matters relating to the offering, issuance and sale, as applicable, of the Securities and the other Transactions shall be reasonably satisfactory in all material respects to the Representative; and the Company shall have furnished to Proskauer Rose LLP, counsel to the Placement Agents, all documents and information that it may reasonably request to enable them to pass upon such matters, including a Secretary’s Certificate, if requested.

          (f) The Company has not sustained since the date of the latest audited financial statements incorporated or deemed incorporated by reference in the Disclosure Package (i) any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any strike, job action, slowdown, work stoppage, labor dispute or court or governmental action, order or decree or (ii) since such date, there shall not have been any change in the common stock, short-term debt or long-term debt of the Company or any Material Adverse Change, the effect of which, in any such case set forth in clause (i) or (ii), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Placement or the delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated in this Agreement and the Purchase Agreements.
          (g) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities of the United States, (iii) the United States shall have become engaged in hostilities, there shall have been a significant escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred any other calamity or crisis or any change in general domestic or international economic, political or financial conditions, including without limitation as a result of terrorist activities, or the effect of international conditions on the financial markets in the United States shall be such, as to make it, in the sole discretion of the Representative, impracticable or inadvisable to proceed with the Placement or delivery of the Securities being delivered on the Closing Date on the terms and in the manner contemplated in this Agreement and the Purchase Agreements.
          (h) Each of the Transaction Documents, other than this Agreement, shall be in form and substance reasonably satisfactory to the Representative and shall have been duly executed and delivered by the Company and the other parties thereto, and the Securities shall have been duly executed and delivered by the Company.
          (i) All conditions to closing of the Purchase Agreements shall be satisfied or, where applicable, waived.
          (j) The sale of the Securities shall not be enjoined (temporarily or permanently) on the Closing Date.
          (k) Additional Documents. On or before the Closing Date, the Placement Agents shall have received such information, documents and opinions as they may reasonably require in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

     Section 5. Indemnification.
          (a) Indemnification of the Placement Agents. The Company agrees to indemnify and hold harmless each of the Placement Agents and their respective affiliates and their respective officers, directors, managers, members, partners, employees and agents, and any other persons controlling such Placement Agent or any of its affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each Placement Agent and each such other person being referred to as an “Indemnified Person”), to the fullest extent lawful, from and against all claims, liabilities, losses, damages and expenses (or any actions, claims, suits or proceedings in respect thereof), as incurred (“Losses”) related to or arising out of or in connection with such Placement Agent’s services hereunder, to which such Indemnified Person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where the Securities have been offered or at common law or otherwise (including in settlement of any litigation), insofar as such Losses (or actions in respect thereof as contemplated below) arises out of or is based upon:
          (A) (i) any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Package (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
               (ii) any untrue statement or alleged untrue statement of a material fact contained in any materials or information provided to investors by, or with the approval in writing of, the Company in connection with the marketing of the Securities and the Placement, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or
               (iii) any breach by the Company of any representation or warranty or failure to comply with any of the covenants and agreements contained or incorporated by reference in this Agreement; and
          (B) the violation by the Company of any applicable laws or regulations of any jurisdiction where the Securities have been offered; and to reimburse the Indemnified Person for:
               (i) all expenses (including, without limitation, reasonable fees and expenses of counsel chosen by the Representative) as such expenses are incurred by the Placement Agents in connection with investigating, preparing, defending or settling any action or claim for which indemnification has or is reasonably likely to be sought by the Indemnified Person, whether or not in connection with litigation in which any Indemnified Person is a named party; and
               (ii) any other Losses incurred by the Placement Agents.

The indemnity agreement set forth in this Section 5(a) shall be in addition to any liabilities that the Company may otherwise have, including without limitation under Schedule A of the Engagement Letter, dated April 28, 2008 (the “Engagement Letter”) between Jefferies and the Company, a copy of which is attached as Exhibit D hereto.
          (b) Notifications and Other Indemnification Procedures. Promptly after receipt by an Indemnified Person under this Section 5 of notice of the commencement of any action, such Indemnified Person will, if a claim in respect thereof is to be made against the Company under this Section 5, notify the Company in writing of the commencement thereof, but the omission so to notify the Company will not relieve it from any liability which it may have to any Indemnified Person for indemnification, except to the extent that the Company shall have been materially prejudiced by such failure. In case any such action is brought against any Indemnified Person and such Indemnified Person seeks or intends to seek indemnity from an Company, the Company will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the Indemnified Person promptly after receiving the aforesaid notice from such Indemnified Person, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Person; provided, however, if the defendants in any such action include both the Indemnified Person and the Company and the Indemnified Person shall have reasonably concluded that a conflict may arise between the positions of the Company and the Indemnified Person in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the Company, the Indemnified Person or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Person or parties. Upon receipt of notice from the Company to such Indemnified Person of the Company’s election so to assume the defense of such action and approval by the Indemnified Person of counsel, the Company will not be liable to such Indemnified Person under this Section 5 for any legal or other expenses subsequently incurred by such Indemnified Person in connection with the defense thereof unless (i) the Indemnified Person shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the Company, representing the indemnified parties who are parties to such action) or (ii) the Company shall not have employed counsel satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company.
          (c) Settlements. The Company under this Section 5 shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the Indemnified Person against any Losses by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested the Company to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by Section 5(b) hereof, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Company of the aforesaid request and (ii) the Company shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of the Indemnified Person, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any Indemnified Person is or could have been a party and indemnity was or could have been sought hereunder by such Indemnified Person, unless such settlement, compromise or consent includes (i) an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Person.
     Section 6. Contribution. If the indemnification provided for in Section 5 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an Indemnified Person in respect of any Losses referred to therein, then the Company shall contribute to the aggregate amount paid or payable by such Indemnified Person, as incurred, as a result of any Losses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agents, on the other hand, from the Placement pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Placement Agents, on the other hand, in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Placement Agents, on the other hand, in connection with the Placement pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the Placement pursuant to this Agreement (before deducting expenses) received by the Company, and the fee received by the Placement Agents in connection with the Placement. The relative fault of the Company, on the one hand, and the Placement Agents, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Placement Agents, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section 6, the Placement Agents’ obligations to contribute, if any, pursuant to this Section are several, and not joint, and the aggregate contribution of all Indemnified Persons to all Losses shall not exceed the amount of the fees actually received by such Placement Agent pursuant to this Agreement with respect to the services rendered pursuant to this Agreement.
     The Company agrees to reimburse the Indemnified Persons for all expenses (including, without limitation, reasonable fees and expenses of counsel) as they are incurred in connection with investigating, preparing, defending or settling any action or claim for which contribution has been sought by the Indemnified Person, whether or not in connection with litigation in which any Indemnified Person is a named party.
     The provisions set forth in Section 5(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 6; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 5(b) for purposes of indemnification.

     The Company and the Placement Agents agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6.
     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each officer and employee of each of the Placement Agents and each person, if any, who controls such Placement Agent within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Placement Agent.
     Section 7. Effectiveness of this Agreement; Termination; and Survival.
          (a) This Agreement shall become effective upon signing by the parties hereto.
          (b) Any Placement Agent may resign at any time and the Company may terminate such Placement Agent’s services at any time, each by giving at least ten days’ prior written notice to the other. If such Placement Agent resigns because of the failure of any condition specified in Section 4 to be satisfied when and as required (whether or not the Company’s fault directly or indirectly) or the Company terminates such Placement Agent’s services for any reason, such Placement Agent and its counsel shall be entitled to receive all of the amounts due pursuant to the Engagement Letter up to, and including, the effective date of such expiration, termination or resignation, as the case may be.
          (c) If the Placement Agents’ services hereunder are terminated by the Company, other than a termination following such Placement Agent’s gross negligence or intentional misconduct (after notice to such Placement Agent, and an opportunity to cure, if curable), and the Company completes an offering or other “Transaction” (as such defined in Section 1 of the Engagement Letter) of equity or equity-linked securities within six months of such termination with any party, the Company shall pay the Representative, on behalf of the Placement Agents concurrently with the closing of such transaction the fees set forth in the Engagement Letter and Section 2(b) of this Agreement.
          (d) The respective representations, warranties and other statements of the Company and its officers and the agreements, covenants and the indemnities set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agents or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder or any termination of this Agreement (for whatever reason).
     Section 8. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Placement Agents, c/o the Representative:
Jefferies & Company, Inc.
520 Madison Avenue, 12th Floor
New York, New York 10022
Facsimile: (212) 284-2280
Attention: General Counsel
with a copy to:
Proskauer Rose LLP
1585 Broadway
New York, New York 10036
Facsimile: (212) 969-2900
Attention: Stuart Bressman, Esq.
If to the Company:
RXi Pharmaceuticals Corporation
60 Prescott Street
Worcester, MA 01605
Facsimile: (508) 767-3862
with a copy to:
Ropes & Gray LLP
One International Place
Boston, MA 02110
Facsimile: (617) 235-0706
Attention: Marc A. Rubenstein, Esq.
     Any party hereto may change the address for receipt of communications by giving written notice to the others.
     Section 9. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 5 and Section 6, and in each case their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. The term “successors” shall not include any Purchaser.
     Section 10. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     Section 11. Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. Any legal suit, action or proceeding arising out of or based upon this Agreement or the Transactions (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding.
     Section 12. General Provisions. This Agreement and the Engagement Letter constitute the entire agreement of the parties to this Agreement with respect to the subject matter hereof and thereof and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof and thereof, except for those certain terms incorporated into this Placement Agent Agreement from the Purchase Agreements. Nothing in this Agreement should be read to limit or otherwise modify the terms and other provisions of the Engagement Letter, provided that, in the event any terms of the Engagement Letter or Indemnification Letter are inconsistent with or contradict any terms of this Agreement, this Agreement shall govern. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The failure by any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.
     Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 5 and the contribution provisions of Section 6, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 5 and 6 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Disclosure Package (and any amendments and supplements thereto), as required by the Securities Act, the Exchange Act and any other applicable law.
     Section 13. Authority of the Representative. In connection with this Agreement, Jefferies will act as the Representative for and on behalf of the Placement Agents, and any action taken under this Agreement by the Representative, will be binding on all the Placement Agents. Each of Natixis, Griffin and Broadpoint authorizes Jefferies to manage the Placement and to take such action in connection therewith as Jefferies in its sole discretion deems appropriate or desirable, consistent with the provisions of the Agreement Among Placement Agents previously entered into between Jefferies and each of Natixis, Griffin and Broadpoint.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours, RXi PHARMACEUTICALS CORPORATION
By:	/s/ Stephen DiPalma
Name: Stephen DiPalma
Title: Chief Financial Officer

The foregoing Placement Agency
Agreement is hereby confirmed
and accepted by the Placement Agents
in New York, New York as of the
date first above written.

JEFFERIES & COMPANY, INC.

By:	/s/ Charles E. Mather
Name: Charles E. Mather
Title: Managing Director

NATIXIS BLEICHROEDER INC.

By:	/s/ Gregg Schoenberg
Name: Gregg Schoenberg
Title: Senior Managing Director

BROADPOINT SECURITIES GROUP, INC.		GRIFFIN SECURITIES, INC.

By:	/s/ John K. Cramer	By:	/s/ Adrian Stecyk
	Name: John K. Cramer		Name: Adrian Stecyk
	Title: Managing Director		Title: President and CEO

EXHIBIT A
SECURITIES PURCHASE AGREEMENT

EXHIBIT B-1

FORM OF D&O LOCK-UP AGREEMENT
[                    ], 2008
Jefferies & Company, Inc.
520 Madison Avenue, 12th floor
New York, New York 10022

RE: RXi Pharmaceuticals Corporation
Ladies & Gentlemen:
     The undersigned is an owner of record or beneficially of certain shares (“Shares”) of the Common Stock (the “Common Stock”), par value $0.0001 per share, of RXi Pharmaceuticals Corporation (the “Company”) or securities convertible into or exchangeable or exercisable for Shares. The Company is proposing a private placement of Common Stock (the “Placement”) for which you will act as the Placement Agent. The undersigned recognizes that the Placement will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Placement and in entering into a placement agency agreement (the “Placement Agency Agreement”) with the Company with respect to the Placement.
     In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without the prior written consent of Jefferies & Company, Inc. (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of any Shares, options or warrants to acquire Shares, or securities exchangeable or exercisable for or convertible into Shares currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date which is 45 days after the date of the Final Prospectus filed with respect to the Shares issued in the Placement, provided that such Final Prospectus is filed no later than 120 days after the Closing Date (as defined in the Placement Agency Agreement). The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Shares or securities convertible into or exchangeable or exercisable for Shares held by the undersigned except in compliance with the foregoing restrictions.
     Notwithstanding the foregoing, the undersigned may transfer any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock either (i) during the

B-1

undersigned’s lifetime to his or her immediate family or to a trust if the beneficiaries of such trust are exclusively the undersigned and/or a member or members of his or her immediate family or (ii) upon death by will or intestacy; provided, however, that prior to any such transfer each transferee shall execute an agreement substantially identical to this agreement and which shall be satisfactory to Jefferies & Company Inc., pursuant to which each transferee shall agree to receive and hold such Common Stock, or securities convertible into or exchangeable or exercisable for Common Stock, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof. For purposes of this paragraph, “immediate family” shall mean spouse, lineal descendant, father, mother, brother, sister or domestic partner of the transferor, whether by law or otherwise, or any grandparent, mother-in-law, father-in-law, daughter-in-law, brother-in-law, stepchild, grandchild or step-grandchild, uncle, aunt, niece or nephew of the transferor, and which shall include adoptive relationships.
     With respect to the Placement, the undersigned waives any registration rights relating to registration under the Securities Act of 1933, as amended, of any Shares owned either of record or beneficially by the undersigned, including any rights to receive notice of the Placement.
     This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned. This agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

Printed Name of Holder

By:

Signature

Printed Name of Person Signing

(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

B-2

EXHIBIT B-2

FORM OF CYTRX LOCK-UP AGREEMENT
Jefferies & Company, Inc.
520 Madison Avenue, 12th floor
New York, New York 10022
     Re: RXi Pharmaceuticals Corporation — Lock-Up Agreement
Ladies & Gentlemen:
     The undersigned is an owner of record or beneficially of certain shares (“Shares”) of the Common Stock (the “Common Stock”), par value $0.0001 per share, of RXi Pharmaceuticals Corporation (the “Company”). The Company is proposing a private placement of Common Stock (the “Placement”) for which you will act as the Placement Agent. The undersigned recognizes that the Placement will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Placement and in entering into a placement agency agreement with the Company with respect to the Placement.
     In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of Jefferies & Company, Inc. (“Jefferies”) (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise dispose of any Shares, options or warrants to acquire Shares, or securities exchangeable or exercisable for or convertible into Shares currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act ) by the undersigned, or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date which is thirty (30) days after the date of the Final Prospectus filed the Securities and Exchange Commission (“SEC”) with respect a re-sale registration statement (the “Registration Statement”) for the benefit of the purchasers of the Common Stock issued in the Placement (the “Lock-up Period”). The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Shares or securities convertible into or exchangeable or exercisable for Shares held by the undersigned except in compliance with the foregoing restrictions.
     The restrictions set forth in the immediately preceding paragraph shall not apply to:
     (1) any sale of Shares pursuant to Rule 144 (a “144 Sale”) of the Securities Act of 1933, as amended (the “Securities Act”), subject to the volume limitations and other requirements of such Rule; provided, however, that such 144 Sale must be made exclusively by or through Jefferies, as broker; provided further that, if Jefferies is not able to identify, within five business days after being notified by the Company of its intention to make a 144 Sale, a purchaser for such Shares at a price not lower than 10% below the then-prevailing market price for such Shares, then such 144 Sale may be made by the undersigned without Jefferies acting as broker beginning after the expiration of such five business day period. In the event Jefferies acts as broker with respect to a 144 Sale, then Jefferies shall be entitled to a commission with respect to such sale. The commission charged by Jefferies shall be the lowest commission that it charges comparable customers for comparable transactions (i.e., on a “most favored nations” basis), which currently is $0.05 per share;
     (2) any sale, transfer or other disposition of Shares by the undersigned to a strategic partner (e.g., a customer, supplier or joint venture partner) in connection with a licensing arrangement, corporate partnering transaction or similar strategic transaction;
     (3) any sale of Shares in a private transaction to an institutional accredited investor which takes place after the date that the Placement closes; or
     (4) any sale, transfer or other disposition of Shares to the sellers in connection with an acquisition by the undersigned, directly or indirectly, of the business or assets of another company which takes place after the date that the Placement closes;
provided, however, that it shall be a condition to the transfer that (A), in the case of any transfer described in clauses (2) and (3) above, the transferee executes and delivers to Jefferies, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement and otherwise satisfactory in form and substance to Jefferies, and (B) if the undersigned is required to file a report under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Shares, or securities exchangeable or exercisable for or convertible into Shares, currently or hereafter owned either of record or beneficially during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that, in the case of any transfer pursuant to clause (1) above, such transfer is being made pursuant to Rule 144 of the Securities Act or, in the case of any transfer pursuant to clause (2) above, such transfer is being made to a strategic partner in connection with a strategic licensing arrangement, corporate partnering transaction or similar strategic transaction or, in the case of a transfer pursuant to clause (4), above, such transfer is being made to the sellers in connection with an acquisition of a business or assets.
     This Lock-Up Agreement shall lapse and become null and void (i) if the Placement shall not have occurred on or before June 30, 2008, (ii) upon written notice from an authorized officer of the Company to Jefferies that the Company has determined not to pursue or consummate the Placement or (iii) if the Registration Statement has not been declared effective by the SEC by September 30, 2008.
     This Lock-Up Agreement is irrevocable and will be binding on the undersigned and its successors and assigns. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

CYTRX CORPORATION
By:
Name:
Title:

EXHIBIT C
OPINION OF COMPANY COUNSEL
     References to the Disclosure Package in this Exhibit C include any supplements thereto at the Closing Date.
     1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Public Filings and to enter into and perform its obligations under this Agreement.
     2. The Company has all necessary corporate power and authority to execute and deliver the Transaction Documents, to perform its obligations thereunder, to issue the Common Stock and to consummate the other Transactions.
     3. Each of the Engagement Letter and the Placement Agency Agreement has been duly authorized, executed and delivered by the Company.
     4. Each of the Transaction Documents (other than the Placement Agency Agreement and the Engagement Letter) has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.
     5. The Company has all necessary power and authority to issue and deliver the shares of Common Stock; the shares of Common Stock have been duly authorized and, when duly issued and delivered to holders of the Common Stock, the shares of Common Stock will be duly and validly issued, fully paid and nonassessable and will be issued in compliance with federal and state securities laws. None of the shares of Common Stock will be issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company.
     6. The execution and delivery of the Transaction Documents by the Company, the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification sections of such agreements, as to which no opinion need be rendered), including the issuance and sale of the Securities (i) will not result in any violation of the provisions of the charter or by-laws of the Company; (ii) will not constitute a breach of, or Default under, or result in the creation or imposition of any security interest, mortgage, pledge, lien, charge, encumbrance or adverse claim upon any property or assets of the Company, pursuant to any agreement filed by the Company as an exhibit to the Public Filings; (iii) will not result in any violation of any federal, Delaware law or, to the best knowledge of such counsel any administrative regulation or administrative or court decree, applicable to the Company; or (v) will not require any consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, except (i) with respect to the transactions contemplated by the Securities

Purchase Agreement as may be required under the Securities Act and the Exchange Act, (ii) as required by the state securities or “blue sky” laws and (iii) for such consents, approvals, authorizations, orders, filings or registrations which have been obtained or made.
     7. Assuming the accuracy of the representations and warranties of the Purchasers contained in the Purchase Agreements and the compliance of such parties with the agreements set forth herein and therein, it is not necessary, in connection with the issuance and sale of the Securities, in the manner contemplated by Transaction Documents, to register the Securities under the Securities Act.
     8. The Company is not, and after receipt of payment for the Securities will not be, an “investment company” within the meaning of Investment Company Act.
     9. None of the Securities will be issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company known to such counsel.
     10. To the knowledge of such counsel and other then as set forth in the Public Filings, there are no legal or governmental proceedings pending to which the Company is a party or of which any property or assets of the Company is subject which is required to be disclosed in any Public Filings.

EXHIBIT D
ENGAGEMENT LETTER

D-1